Revenue, Accounts Receivable, net and Deferred Revenue	12 Months Ended
Dec. 31, 2024
Revenue, Accounts Receivable, net and Deferred Revenue [Abstract]
Revenue, Accounts Receivable, net and Deferred Revenue
3.	Revenue, Accounts Receivable, net and Deferred Revenue

The Company’s tanker vessels are employed under various types of charters and accordingly, the Company disaggregates its revenue from contracts with customers by the type of charter (time charters, spot charters and pool charters).

Below are presented, per type of charter, the Company’s revenues for 2024, 2023 and 2022, and also the balance of Accounts receivable, net, for December 31, 2024 and 2023.

Charter type	2024	2023	2022
Time charters	$63,085	$57,975	$8,131
Pool arrangements	23,378	48,332	43,712
Voyage charters	982	2,631	23,330
Total Revenue	$87,445	$108,938	$75,173

	As of December 31,
Charter type	2024	2023
Time charters	$2,063	$2,638
Pool arrangements	2,845	5,213
Voyage charters	902	429
Total Acc. Receivable, net	$5,810	$8,280

Contract assets included in the receivable balances from spot voyages amounted to $0 and $103 for December 31, 2024 and 2023, respectively.

Moreover, the charterers that accounted for more than 10% of the Company’s revenue are presented below:

Charterer	2024	2023	2022
A	16%	11%	-
B	26%	28%	-
C	16%	-	-
D	-	13%	41%
E	22%	32%	18%

The maximum aggregate amount of loss due to credit risk, net of related allowances, that the Company would incur if the aforementioned charterers failed completely to perform according to the terms of the relevant charter parties, amounted to $1,108 and to $7,947 as of December 31, 2024 and 2023, respectively.

Deferred Revenue relates solely to cash received up-front from the Company’s time-charter contracts and as of December 31, 2024, and 2023 it amounted to $930 and $0 respectively and is separately presented in the accompanying consolidated balance sheets.